UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 06, 2024

Amtech Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Arizona	000-11412	86-0411215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 S. Clark Drive
Tempe, Arizona		85288
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 967-5146

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASYS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 6, 2024, Amtech Systems, Inc. (the “Registrant” or the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered four proposals, each of which are described in detail in the Company’s definitive proxy statement dated January 19, 2024. As of January 12, 2024, there were 14,190,977 shares of the Company’s common stock issued, outstanding and eligible to vote on the proposals presented at the Annual Meeting. The total number of shares represented in person or by proxy at the Annual Meeting was 10,654,298 or 75.07% of the shares eligible to vote. The voting results for each of the proposals are set forth below.

Proposal 1 – Election of directors

The individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company’s common stock present or represented by proxy and voting at the Annual Meeting and were elected at the Annual Meeting to serve a one-year term on the Company’s board of directors.

	For	Withheld	Broker Non-Votes
Robert C. Daigle	8,369,694	196,768	2,087,836
Lisa D. Gibbs	8,055,541	510,921	2,087,836
Robert M. Averick	8,174,526	391,936	2,087,836
Michael Garnreiter	8,270,870	295,592	2,087,836
Michael M. Ludwig	8,149,039	417,423	2,087,836

Proposal 2 – To approve the ratification of the independent registered public accountants

The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

For	Against	Abstain	Broker Non-Votes
10,519,743	48,463	86,092	N/A

Please see the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on March 5, 2024 reporting a change in independent registered public accounting firm.

Proposal 3 – Advisory vote on named executive officer compensation

The shareholders approved, on an advisory basis, the compensation of the named executive officers.

For	Against	Abstain	Broker Non-Votes
4,837,445	3,183,479	545,538	2,087,836

Proposal 4 – Frequency of Future Advisory vote on named executive officers compensation

1 Year	2 Years	3 years	Abstain	Broker Non-Votes
6,775,891	48,003	1,207,567	535,001	2,087,836

No other proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMTECH SYSTEMS, INC.

Date:	March 8, 2024	By:	/s/ Lisa D. Gibbs
Name: Lisa D. Gibbs Title: Vice President and Chief Financial Officer